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                                                                   Exhibit 10.11






                              VARSITYBOOKS.COM INC.
                          EMPLOYEE STOCK PURCHASE PLAN
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                                        TABLE OF CONTENTS

SECTION 1.  PURPOSE OF THE PLAN.....................................................    1
SECTION 2.  DEFINITIONS.............................................................    1
        (a) "ADMINISTRATIVE COMMITTEE"..............................................    1
        (b) "BOARD".................................................................    1
        (c) "CODE"..................................................................    1
        (d) "COMPANY"...............................................................    1
        (e) "COMPENSATION"..........................................................    1
        (f) "CONTINUOUS STATUS AS AN EMPLOYEE"......................................    1
        (g) "CONTRIBUTIONS".........................................................    1
        (h) "DESIGNATED SUBSIDIARIES"...............................................    1
        (i) "ELIGIBLE EMPLOYEE".....................................................    1
        (j) "EXCHANGE ACT"..........................................................    1
        (k) "FAIR MARKET VALUE".....................................................    2
        (l) "IPO"...................................................................    2
        (m) "OFFERING DATE".........................................................    2
        (n) "OFFERING PERIOD".......................................................    2
        (o) "PARTICIPANT"...........................................................    2
        (p) "PLAN"..................................................................    2
        (q) "PURCHASE DATE".........................................................    2
        (r) "PURCHASE PERIOD".......................................................    2
        (s) "STOCK".................................................................    2
        (t) "STOCK PURCHASE ACCOUNT"................................................    2
        (u) "SUBSIDIARY"............................................................    2
SECTION 3.  ADMINISTRATION OF THE PLAN..............................................    2
SECTION 4.  ENROLLMENT AND OFFERING PERIODS.........................................    3
        (a) OFFERING PERIODS........................................................    3
        (b) ENROLLMENT..............................................................    3
        (c) DURATION OF PARTICIPATION...............................................    3
        (d) PROHIBITION ON PARTICIPATION BY FIVE PERCENT OWNERS.....................    3
SECTION 5.  EMPLOYEE CONTRIBUTIONS..................................................    3
        (a) AMOUNT OF PAYROLL DEDUCTIONS............................................    3
        (b) APPLICATION OF PAYROLL DEDUCTIONS.......................................    3
        (c) CHANGING CONTRIBUTION RATE..............................................    3
SECTION 6.  VOLUNTARY WITHDRAWAL....................................................    4
SECTION 7.  AUTOMATIC WITHDRAWALS...................................................    4
        (a) REDUCTION IN FAIR MARKET VALUE..........................................    4
        (b) TERMINATION OF CONTINUOUS STATUS AS AN ELIGIBLE EMPLOYEE................    4
SECTION 8.  PURCHASE OF SHARES......................................................    4
        (a) PURCHASE OF SHARES......................................................    4
        (b) PURCHASE PRICE..........................................................    4
        (c) INSUFFICIENT AVAILABLE SHARES...........................................    5
        (d) MAXIMUM PURCHASE AMOUNT.................................................    5
        (e) UNUSED STOCK PURCHASE ACCOUNT BALANCES..................................    5
        (f) SHARE OWNERSHIP; ISSUANCE OF STOCK......................................    5
SECTION 9.  CONDITIONS UPON ISSUANCE OF SHARES......................................    5
SECTION 10. AUTHORIZED SHARES.......................................................    6
SECTION 11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS......    6
        (a) ADJUSTMENT..............................................................    6
        (b) CORPORATE TRANSACTIONS..................................................    6
SECTION 12. MISCELLANEOUS...........................................................    6
        (a) COLLECTION OF TAXES.....................................................    7
        (b) NO RIGHTS AS AN EMPLOYEE................................................    7
        (c) RIGHTS NOT TRANSFERABLE.................................................    7
        (d) USE OF FUNDS............................................................    7



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
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        (e) NOTICE OF DISPOSITION OF STOCK..........................................    7
        (f) NOTICES.................................................................    7
        (g) REPURCHASE OF STOCK.....................................................    7
        (h) HEADINGS, CAPTIONS, GENDER..............................................    7
        (i) SEVERABILITY OF PROVISIONS; PREVAILING LAW..............................    7
SECTION 13. AMENDMENT; TERMINATION..................................................    7
SECTION 14. TERM OF PLAN; EFFECTIVE DATE............................................    8
SECTION 15. EXECUTION...............................................................    8


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                              VARSITYBOOKS.COM INC.

                          EMPLOYEE STOCK PURCHASE PLAN

SECTION 1. PURPOSE OF THE PLAN.

The purpose of The Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to increase their proprietary interest in the Company by purchasing Stock of the Company on favorable terms through payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

SECTION 2. DEFINITIONS.

         (a) "ADMINISTRATIVE COMMITTEE" means the committee approved by the Board to administer the Plan.

         (b)      "BOARD" means the Board of Directors of the Company.

         (c)      "CODE" means the Internal Revenue Code of 1986, as amended.

         (d)      "COMPANY" means VarsityBooks.com Inc., a Delaware corporation.

         (e) "COMPENSATION" means the total remuneration paid, during the period of reference, to a Participant by the Company or a Subsidiary, including regular salary or wages, overtime payments, bonuses, commissions and vacation pay, to which has been added any pre-tax contributions by the Participant to a plan meeting the requirements of Section 401(k) or 125 of the Code. There shall be excluded from "Compensation" for the purposes of the Plan, whether or not reportable as income by the Participant, expense reimbursements of all types, payments in lieu of expenses, Company contributions to any qualified retirement plan or other program of deferred compensation (except as provided above), Company contributions to Social Security or worker's compensation, the costs paid by the Company in connection with fringe benefits and relocation, including gross-ups, any amounts accrued for the benefit of the Participant, but not paid, during the period of reference, and any gains (realized or unrealized) that may result from participation in any of the Company's stock option programs.

         (f) "CONTINUOUS STATUS AS AN EMPLOYEE" means the absence of any interruption or termination of service as an Eligible Employee. Continuous Status as an Eligible Employee shall not be considered interrupted in the case of a bona fide leave of a absence agreed to in writing by the Company, provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

         (g) "CONTRIBUTIONS" means all amounts credited to the Stock Purchase Account of a Participant pursuant to the Plan.

         (h) "DESIGNATED SUBSIDIARIES" means the Subsidiaries which have been designated by the Administrative Committee or the Board from time to time in its sole discretion as eligible to participate in the Plan.

         (i) "ELIGIBLE EMPLOYEE" means each individual who has been an employee of the Company or a Designated Subsidiary whose customary employment is for more than twenty (20) hours per week and more than five (5) months in a calendar year. The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if the individual's participation is prohibited by the law of any country which has jurisdiction over such individual.

         (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (k) "FAIR MARKET VALUE" means the market value of the Stock on a given date as determined by such methods or procedures as shall be established from time to time by the Administrative Committee, provided, however, that if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the Fair Market Value of the Stock on a given date shall be based upon the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Stock on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations. The Administrative Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

         (l) "IPO" means the initial public offering of the Stock to the public pursuant to a registration statement filed with the Securities and Exchange Commission.

         (m) "OFFERING DATE" means the first business day of each Offering Period of the Plan.

         (n) "OFFERING PERIOD" means a period of twenty-four (24) months commencing on or about January 1, April 1, July 1 and October 1 of each year except as otherwise determined by the Administrative Committee, provided that the first offering period shall commence on the date of the IPO and end on December 31, 2001 unless designated otherwise by the Board or the Administrative Committee; provided, such date shall be not later than twenty-seven (27) months following the date of the IPO.

         (o) "PARTICIPANT" means an Eligible Employee who elects to participate in the Plan.

         (p) "PLAN" means this Employee Stock Purchase Plan.

         (q) "PURCHASE DATE" means the last day of each Purchase Period of the Plan.

         (r) "PURCHASE PERIOD" means periods of approximately three (3) months within each Offering Period, commencing on or about January 1, April 1, July 1 and October 1 of each year, except as otherwise determined by the Administrative Committee and provided that the first Purchase Period with respect to the first Offering Period shall commence on the date of the IPO and end on or about March 31, 2000, unless designated otherwise by the Board or Administrative Committee.

         (s) "STOCK" means the common stock, $.0001 par value, of the Company.

         (t) "STOCK PURCHASE ACCOUNT" means a noninterest bearing bookkeeping entry which shall record all amounts withheld from a Participant's compensation for the purpose of purchasing shares of Stock for such employee under the Plan, reduced by all amounts applied to the purchase of Stock for such Participant under the Plan. The Company shall not be required to segregate or set aside any amounts so withheld, and such bookkeeping entry shall not represent an interest in any assets of the Company.

         (u) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 3. ADMINISTRATION OF THE PLAN.

         The Board shall appoint an Administrative Committee, which shall have the authority and power to administer the Plan and to make, adopt, construe, and enforce rules and regulations not inconsistent with the provisions of the Plan. The Administrative Committee shall adopt and prescribe the contents of all forms required in connection with the administration of the Plan, including, but not limited to, the enrollment agreements, payroll withholding authorizations, withdrawal documents, and all other notices required hereunder. The Administrative Committee shall have the fullest discretion permissible under law in the discharge of its duties. The Administrative Committee's interpretations and decisions in respect of the Plan, the rules and regulations pursuant to which it is operated, and the rights of Participants hereunder shall be final and conclusive.


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SECTION 4. ENROLLMENT AND OFFERING PERIODS.

         (a) OFFERING PERIODS. The Plan shall be implemented by a series of Offering Periods of twenty-four (24) months' duration, with new Offering Periods (other than the first Offering Period) commencing on or about January 1, April 1, July 1 and October 1 of each year (or as such other time or times as may be determined by the Administrative Committee). Offering periods shall commence on a continuing and overlapping basis until terminated in accordance with Section 13 hereof. The Administrative Committee shall have the power to change the duration and/or the frequency of Offering Period with respect to future offerings if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected. Eligible employees may not participate in more than one Offering Period at a time

         (b) ENROLLMENT. Any individual who is an Eligible Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 4(d). An Eligible Employee may become a Participant in the Plan by completing an enrollment agreement in the form provided by the Administrative Committee and filing it with the Company at the prescribed location not later than the time set by the Administrative Committee for all Eligible Employees with respect to a given Offering Period.

         (c) DURATION OF PARTICIPATION. Once enrolled in the Plan, a Participant shall continue to Participate in the Plan for future Offering Periods, until the Participant ceases to be an Eligible Employee, withdraws from the Plan under
Section 6 or reaches the end of an Offering Period in which the Participant's contributions were discontinued under Section 5(c). A Participant who discontinued contributions under Section 5(c) or withdrew under Section 6 may again become a Participant, if then an Eligible Employee, by filing a new enrollment agreement in accordance with subsection (b) above. A Participant whose contributions were discontinued automatically under Section 8(d) shall automatically resume participation as of the first Purchase Period ending in the next calendar year, if he or she is then an Eligible Employee.

         (d) PROHIBITION ON PARTICIPATION BY FIVE PERCENT OWNERS. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee shall be granted a right to purchase Stock under the Plan if, immediately after the grant of such right, such Eligible Employee (or any other person whose stock would be attributed to such an Eligible Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any parent or Subsidiary of the Company.

SECTION 5. EMPLOYEE CONTRIBUTIONS.

         (a) AMOUNT OF PAYROLL DEDUCTIONS. The Participants shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than fifteen percent (15%) (in whole number increments) of such Participant's Compensation on each such payday, or such other increments as the Administrative Committee shall establish prior to an Offering Date. All payroll deductions made by a Participant shall be credited to his or her Stock Purchase Account. A Participant may not make any additional payments into such account. A Participant's election shall be effective for successive Offering Periods in which the Participant is eligible to participate, unless the Participant withdraws from participation in accordance with Section 6 hereof.

         (b) APPLICATION OF PAYROLL DEDUCTIONS. Payroll deductions shall commence on the first payroll following the Offering Date or such later date established by the Administrative Committee and shall end on the last payroll paid prior to the Purchase Date of the Offering Period to which the enrollment agreement is applicable unless earlier terminated by the Participant as provided in Sections 5(c) or 6, provided however, that any payroll paid within ten (10) business days preceding the Purchase Date will be included in the subsequent Offering Period.

         (c) CHANGING CONTRIBUTION RATE. A Participant may change the rate of his or her Contributions (including ceasing to make additional Contributions) during the Offering Period by completing and filing with the Company a new enrollment form. The change in rate shall be effective as soon as reasonably practicable after the new enrollment form is received by the Company at the prescribed location. No Participant may make more than


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one change during each Purchase Period.


                  Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 8(d) of the Plan, a Participant's Contributions may be decreased to zero for any Purchase Period scheduled to end in the current calendar year. Contributions shall re-commence at the rate previously elected by the Participant at the beginning of the next Purchase Period that is scheduled to end in the following calendar year, unless otherwise terminated or changed by the Participant.

SECTION 6. VOLUNTARY WITHDRAWAL.


         A Participant may withdraw all but not less than all the Contributions credited to his or her Stock Purchase Account under the Plan at any time prior to five (5) business days prior to the Purchase Date of the Offering Period by completing and filing with the Company an approved notification. All of the Participant's Contributions credited to his or her Stock Purchase Account will be paid to him or her as soon as practicable after receipt of his or her notice of withdrawal and his or her participation for the current Offering Period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period. A Participant's withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding Offering Period or in any similar plan which may hereafter be adopted by the Company.

SECTION 7. AUTOMATIC WITHDRAWALS

         (a) REDUCTION IN FAIR MARKET VALUE. If the Fair Market Value of the Shares on any Purchase Date of an Offering Period is less than the Fair Market Value of the Shares on the Offering Date for such Offering Period, then every Participant shall automatically (i) be withdrawn from such Offering Period at the close of such Purchase Date and after the acquisition of Shares for such Purchase Period, and (ii) be enrolled in the Offering Period commencing on the first business day subsequent to such Purchase Period.

         (b) TERMINATION OF CONTINUOUS STATUS AS AN ELIGIBLE EMPLOYEE. Upon termination of the Participant's Continuous Status as an Eligible Employee prior to the Purchase Date for an Offering Period for any reason, including retirement or death, the Contributions credited to his or her Stock Purchase Account will be refunded, and his or her participation will be automatically terminated. In the event an Eligible Employee fails to remain in Continuous Status as an Eligible Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is Participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her Stock Purchase Account will be returned to him or her and his or her participation terminated.

SECTION 8. PURCHASE OF SHARES.

         (a) PURCHASE OF SHARES. Unless a Participant withdraws from the Plan as provided in Section 6 or is terminated from participation as provided in Section 7, the balance of his or her Stock Purchase Account will automatically be applied to the purchase of shares of Stock on each Purchase Date of the Offering Period, and the maximum number of shares will be purchased at the applicable purchase price with the accumulated Contributions in his or her Stock Purchase Account; provided, however, that, subject to adjustment as provided in Section 11, the maximum number of shares an Eligible Employee may purchase during each Purchase Period during an Offering Period shall be one thousand (1,000) shares or such other number of shares established by the Administrative Committee or the Board prior to the Offering Period to be affected, and provided further that such purchase shall be subject to the limitations set forth in Section 8(c) and
(d). The Administrative Committee may determine with respect to all Participants that fractional shares shall be (i) rounded down to the next whole share or (ii) credited as a fractional share.

         (b) PURCHASE PRICE. The purchase price for each share of Stock purchased at the end of a Purchase Period shall be the lower of:

                  (i) eighty-five percent (85%) of the Fair Market Value of a share of Stock on the Purchase Date, or



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                  (ii)     eighty-five percent (85%) of the Fair Market Value of
                           a share of Stock on the last trading day before the Offering Date or in the case of the first Offering Period under the Plan, eighty-five percent (85%) of the price at which one share of Stock is offered to the public in the IPO.

         (c) INSUFFICIENT AVAILABLE SHARES. If, on any Purchase Date, the number of shares of Stock that may be purchased exceeds the number of shares which then remain authorized for purchase under the Plan, the following events shall occur:

                  (i) The Administrative Committee shall make a pro rata allocation of the shares available in as uniform a manner as shall be practicable and as it shall determine to be equitable among all Participants purchasing Stock on the Purchase Date and to continue all Offering Periods then in effect (which determination may be made without regard to additional shares subsequently authorized by the Company's shareholders);

                  (ii) The Plan shall automatically terminate immediately after the Purchase Date as of which the supply of available shares of Stock is exhausted; and

                  (iii) Any amount then standing to the credit of the Stock Purchase Account of each of the Participants shall be repaid to such Participants.

         (d) MAXIMUM PURCHASE AMOUNT. Notwithstanding anything in this Plan to the contrary, a Participant may not during a calendar year purchase Stock with a Fair Market Value, determined as of the Offering Date for such Stock during such calendar year, of more than $25,000 under the Plan and all other stock purchase plans (within the meaning of Section 423 of the Code) of the Company's parent or a Subsidiary. If a Participant is precluded by this subsection (d) from purchasing additional Stock under the Plan, the Participant's contributions shall be automatically discontinued and shall resume as of the beginning of the earliest Purchase Period ending in the next calendar year (if then an Eligible Employee).

         (e) UNUSED STOCK PURCHASE ACCOUNT BALANCES. Any cash remaining to the credit of a Participant's Stock Purchase Account under the Plan after a purchase by him or her of shares of Stock on a Purchase Date, other than amounts representing fractional shares, will be returned to him or her as soon as practicable. Amounts representing fractional shares will be carried forward for use in subsequent Purchase Periods.

         (f) SHARE OWNERSHIP; ISSUANCE OF STOCK. The shares of Stock purchased by a Participant on a Purchase Date shall, for all purposes, be deemed to have been purchased at the close of business on the Purchase Date. Prior to that time, none of the rights or privileges of a shareholders of the Company shall inure to the Participant with respect to such shares. All the shares of Stock purchased under the Plan shall be delivered by the Company in a manner as determined by the Administrative Committee. As promptly as practicable after the Purchase Date of each Offering Period, the Company shall arrange the delivery to each Participant, as appropriate, including, but not limited to, direct deposits into a book entry account or brokerage account, the shares purchased. Shares to be delivered to a Participant under the Plan may, if so directed by the Administrative Committee, be registered in the name of the Participant or in the "Street Name" of a Company approved broker.

SECTION 9. CONDITIONS UPON ISSUANCE OF SHARES.

         (a) Shares shall not be issued with respect to an offer under the Plan unless the purchase of the shares and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or system upon which the shares may then be listed or approved for trading, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for


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investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

SECTION 10. AUTHORIZED SHARES.

Subject to adjustment as provided in Section 11, the maximum number of shares of the Company's Stock which shall be made available for sale under the Plan shall be five hundred thousand (500,000) shares which shall be increased on the first day each of the Company's fiscal years commencing on or after January 1, 2001, by the lesser of (i) three hundred thousand (300,000) shares or (ii) two percent (2%) of the Company's issued and outstanding shares as of the last day of the preceding fiscal year.

SECTION 11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.

         (a) ADJUSTMENT. Subject to any required action by the shareholders of the Company, the number of shares of Stock authorized for issuance under the Plan ("the Reserves"), the maximum number of shares a Participant may purchase during a Purchase Period under Section 8(a), as well as the price per share of Stock subject to an outstanding Offering Period, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Stock or any other increase or decrease in the number of shares of Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrative Committee or the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company, of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or purchase price of shares of Stock.

         (b) CORPORATE TRANSACTIONS. In the event of the dissolution or liquidation of the Company, the Purchase Period and any Offering Period will terminate immediately prior to the consummation of such action, unless otherwise provided by the Administrative Committee or the Board. In the event of a sale of all or substantially all of the assets of the Company, or any merger, consolidation or capital reorganization of Company with or into another corporation (a "Corporate Event"), the offering of shares under the Plan shall be assumed or an equivalent offering shall be substituted by such successor corporation or its parent or subsidiary (as defined in Section 424 of the Code), unless the Administrative Committee or the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Purchase Period and any Offering Period then in progress by setting a new Purchase Date (the "New Purchase Date"). If the Administrative Committee or the Board shortens the Purchase Period and any Offering Period then in progress in lieu of assumption or substitution in the event of a Corporate Event, the Administrative Committee shall notify each Participant in writing, at least ten
(10) days prior to the New Purchase Date, that the Purchase Date has been changed to the New Purchase Date and that the balance in his or her Stock Purchase Account will be automatically applied to purchase Stock on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 6 or terminated his or her status as an Eligible Employee as provided in Section 7(b). For purposes of this paragraph, an offering under the Plan shall be deemed to be assumed if, following the Corporate Event, the new offering confers the right to purchase, for each share of Stock subject to purchase immediately prior to the Corporate Event, the consideration (whether stock, cash or other securities or property) received in the Corporate Event by holders of Stock for each share of Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration received in the Corporate Event was not solely common stock of the successor corporation or its parent or subsidiary (as defined in Section 424 of the Code), the Board or Administrative Committee may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the purchase right to be solely common stock of the successor corporation or its parent or subsidiary equal in fair market value to the per share consideration received by holders of Stock in the Corporate Event.

SECTION 12. MISCELLANEOUS.


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         (a) COLLECTION OF TAXES. The Company and each Designated Subsidiary shall be entitled to require a Participant to remit, through payroll withholding or otherwise, any tax that it determines it is so obligated to collect with respect to the issuance of Stock hereunder, or the subsequent sale or disposition of such Stock, and the Administrative Committee shall institute such mechanisms as shall insure the collection of such taxes. The Company or its Designated Subsidiary may, but is not required to, satisfy such withholding obligations by withholding from wages, salary or other cash compensation due to the Participant.

         (b) NO RIGHTS AS AN EMPLOYEE. Neither the adoption of this Plan, nor any right granted under the Plan, shall confer upon any individual any right to continue in the employ or service of the Company or a Designated Subsidiary or in any way affect any right and power of the Company or a Designated Subsidiary to terminate the employment or service of any individual at any time with or without cause and without assigning a reason therefor.

         (c) RIGHTS NOT TRANSFERABLE. Neither Contributions credited to a Participant's Stock Purchase Account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will or the laws of descent and distribution) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as election to withdraw from participation in accordance with Section 6.

         (d) USE OF FUNDS. All Contributions credited to a Participant's Stock Purchase Account received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

         (e) NOTICE OF DISPOSITION OF STOCK. Each Participant agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares of Stock purchased under the Plan where such disposition occurs within two (2) years after the Offering Date of the Offering Period pursuant to which such shares were purchased.

         (f) NOTICES. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Administrative Committee at the location, or by the person, designated by the Administrative Committee for the receipt thereof.

         (g) REPURCHASE OF STOCK. The Company shall not be required to purchase or repurchase from any Participant any of the shares of Stock that the Participant acquired under the Plan.

         (h) HEADINGS, CAPTIONS, GENDER. The headings and captions herein are for convenience of reference only and shall not be considered as part of the text. The masculine shall include the feminine, and vice versa.

         (i) SEVERABILITY OF PROVISIONS; PREVAILING LAW. The provisions of the Plan shall be deemed severable. In the event any such provision is determined to be unlawful or unenforceable by a court of competent jurisdiction or by reason of a change in an applicable statute, the Plan shall continue to exist as though such provision had never been included therein (or, in the case of a change in an applicable statute, had been deleted as of the date of such change). The Plan shall be governed by the laws of the State of Delaware, to the extent such laws are not in conflict with, or superseded by, federal law.

SECTION 13. AMENDMENT; TERMINATION.

(a) The Board of Directors of the Company may at any time terminate or amend the Plan. Except as provided in Sections 11 and 13, or as may be required to comply with Section 423 of the Code or applicable law, no such termination or amendment may make any change in an outstanding Offering Period which adversely affects the rights of any Participant. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision) or any other applicable law or regulation, the Company shall obtain shareholder approval in such a manner and to such a degree as so required.


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         (b) Without shareholder consent and without regard to whether any
Participant rights may be considered to have been adversely affected, the Administrative Committee or the Board shall be entitled to change the Offering Periods and Purchase Dates, terminate an Offering Period and Purchase Period then in progress if the Board or the Administrative Committee determines such termination is in the best interests of the Company, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by the Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Administrative Committee or Board determines in its sole discretion advisable which are consistent with the Plan.

SECTION 14. TERM OF PLAN; EFFECTIVE DATE.

 The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 8(c) or 13. No shares of Stock shall be purchased under the Plan unless and until the Company's shareholders have approved the Plan.

SECTION 15. EXECUTION.

To record the adoption of the Plan by the Board on December 17, 1999, the Company has caused its authorized officer to execute the same.



                                       VarsityBooks.com Inc.



                                       By: /s/ VarsityBooks.com Inc.
                                          ---------------------------

                                       Title:
                                             ------------------------







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